Exhibit 10.2 (f)

EXECUTION COPY

AMENDMENT NO. 6

TO

THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 6 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (“Amendment”) is effective as of July 24, 2002 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the “Company”), and the shareholders listed on the signature pages hereto (collectively, the “Signatories”).

WHEREAS, the parties hereto are parties to that certain Shareholders’ Agreement, dated as of January 29, 1999, as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein, as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1, as further amended by Amendment No. 2 thereto effective as of March 20, 2001, by and among the Company and the other parties specified in such Amendment No. 2, as further amended by Amendment No. 3 thereto effective as of April 18, 2001, by and among the Company and the other parties specified in such Amendment No. 3, as further amended by Amendment No. 4 thereto effective as of July 25, 2001 , by and among the Company and the other parties specified in such Amendment No. 4, and as further amended by Amendment No. 5 thereto effective as of June 13, 2002, by and among the Company and the other parties specified in such Amendment No. 5 (collectively, the “Shareholders’ Agreement”);

WHEREAS, the parties have determined to amend the Shareholders’ Agreement in accordance with Section 8.04 thereof, as provided herein;

NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders’ Agreement as follows:

1.                                       Amendments to Section 2.01.  Existing Section 2.01(a) of the Shareholders’ Agreement is hereby deleted and replaced in its entirety with the following new Section 2.01(a):

“SECTION 2.01              Composition of the Board. (a)  The Board shall consist of eight members, of whom three shall be designated in accordance with the Company’s Restated Certificate of Incorporation (the “Certificate”) and Bylaws, one of whom shall be nominated by DLJMB (such director, a “DLJMB Nominee”), but who will otherwise be elected in accordance with the Certificate and Bylaws, one of whom shall be designated by NWIP (such director, a “NWIP Designee”), one of whom shall be designated by Eagle River (such director, an “Eagle River Designee”), one of whom shall be designated by MDP (such director, an “MDP Designee”), and one of whom shall be the chief executive officer of the Company.”

In addition, the reference in Section 2.01(c) of the Shareholders’ Agreement to “seven” members of the Board of Directors is hereby amended to “eight.”

2.                                       Capitalized Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Amended and Restated Shareholders’ Agreement to be duly executed by their respective authorized officers.

NEXTEL PARTNERS, INC., a Delaware corporation

By:	/s/ John Chapple
Name: John Chapple
Title: President, CEO and Chairman

NEXTEL WIP CORP., a Delaware corporation

By:	/s/ Timothy Donahue
Name: Timothy Donahue
Title: President and CEO

DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership

By:	DLJ Merchant Banking II, Inc., as advisory general partner

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, L.P., as managing general partner

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc., as managing general partner

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJ MILLENNIUM PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJ MILLENNIUM PARTNERS-A, L.P.

By:	DLJ Merchant Banking II, Inc. as managing general partner

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJMB FUNDING II, INC. a Delaware corporation

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJ FIRST ESC, L.P.

By:	DLJLBO Plans Management corporation, as Manager

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJEAB PARTNERS, L.P.,

By:	DLJLBO Plans Management Corporation, as managing general partner

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

DLJ ESC II, L.P.

By:	DLJLBO Plans Management Corporation, as manager

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

UK INVESTMENT PLAN 1997 PARTNERS, a Delaware Limited Partnership

By:	UK Investment Plan 1997 Partners, Inc., as general partner

By:	/s/ Andrew Rush
Name: Andrew Rush
Title: Managing Director

MADISON DEARBORN CAPITAL PARTNERS II, L.P.

By:	Madison Dearborn Partners II, L.P., its General Partner

By:	Madison Dearborn Partners Inc., its General Partner

By:	/s/ Andrew Sinwell
Name: Andrew Sinwell
Title: Managing Director

EAGLE RIVER INVESTMENTS, L.L.C., a Washington limited liability company

By:	/s/ Dennis Weibling
Name: Dennis Weibling
Title: Vice Chairman

MOTOROLA, INC., a Delaware corporation

By:	/s/ Keith J. Bane
Name: Keith J. Bane
Title: Executive Vice President and President, Global Stragety and Corporate Development

/s/ John Chapple
JOHN CHAPPLE

/s/ Perry Satterlee
PERRY SATTERLEE

/s/ Mark Fanning
MARK FANNING

/s/ John Thompson
JOHN THOMPSON

/s/ David Thaler
DAVID THALER

/s/ David Aas
DAVID AAS

JRC-JRT, L.L.C.

By:	/s/ John D. Thompson
Name: John D. Thompson
Title: Manager

JRC COHO, L.L.C.

By:	/s/ John Chapple
Name: John H. Chapple
Title: Manager

PSS-MSS, LP

By:	/s/ Perry Satterlee
Name: Perry Satterlee
Title: General Partner